EXHIBIT 99.3

                                 April 17, 2002




FEDERAL EXPRESS
---------------
Joseph R. Mallon, Jr.
Chairman and Chief Executive Officer
Measurement Specialties, Inc.
80 Little Falls Road
Fairfield, NJ 07004

     Re: FIRST UNION NATIONAL BANK, FLEET NATIONAL BANK AND JP MORGAN CHASE BANK TO MEASUREMENT SPECIALTIES, INC. AND MEASUREMENT SPECIALTIES UK LIMITED
           ----------------------------------------------------------------

Dear  Joe:

     Reference is made to that certain Amended and Restated Revolving Credit, Term Loan and Security Agreement dated as of February 28, 2001, as amended from time to time (the "Loan Agreement") and related documents, instruments and agreements (collectively, along with the Loan Agreement, the "Loan Documents"). Capitalized terms used and not otherwise defined herein shall have the meaning ascribed to same in the Loan Agreement.

     Borrowers acknowledge that various Events of Default under the Loan Documents have occurred and are continuing. As a result of such Events of Default, the Bank Group is entitled to exercise various rights and remedies available to it under the Loan Documents and applicable law without necessity of further notice or demand to Borrowers.

     During your presentation to the Bank Group at our meeting on April 11, 2002, you made a request that the Bank Group forbear from exercising the rights and remedies currently available to the Bank Group. While you, your representatives and agents provided a number of the items requested for this meeting, the Bank Group is less than satisfied with the details, substantiation, lack of a timetable for implementation, unresolved adjustments to the business plan and cash flow projections and lack of specifics as to timing for realizing costs savings and extraordinary cash receipts. In addition, the Bank Group is unconvinced that current senior management is capable of implementing, in a timely and decisive manner, the strategies necessary to stabilize operations, address cash flow shortfalls and return the company to profitability.



EFFECTIVE APRIL 1, 2002, FIRST UNION NATIONAL BANK BECAME KNOWN AS WACHOVIA BANK NATIONAL ASSOCIATION.

Joseph R. Mallon, Jr.
April 17, 2002
Page 2

     In order to provide you with an opportunity to address the Bank Group concerns and issues, the Bank Group is willing to agree to a short term forbearance until May 16, 2002 subject to the following terms and conditions:

OVERADVANCE
-----------

     The Bank Group is unwilling to increase the amount by which the Revolving Advances exceed the Borrowing Base (in each instance, an "Overadvance") above the January 31, 2002 Overadvance level of $8,298,000. It is anticipated that the March 31, 2002 Borrowing Base Certificate will show an Overadvance of approximately $1.1 million higher ("Excess Overadvance"). The Excess Overadvance will be reduced on a weekly basis by a minimum payment of $150,000 which will be a direct charge to your demand deposit account at First Union beginning on April 22, 2002 and on Monday of each week thereafter. The March 31, 2002 Borrowing Base Certificate must be completed and delivered by April 15, 2002. Bimonthly Borrowing Base Certificates will be completed in the format required by the Loan Agreement effective as of the 15th day and last day of each month. Such Borrowing Base Certificates shall be delivered to the Agent not later than 7 days after their effective date.

     There will be no further Revolving Advances. Payments on account of the Revolving Advances shall permanently reduce the Revolving Advances and the Revolving Credit Commitment.

SALE PROCEEDS
-------------

     The net proceeds from the sale of the Sligo, Ireland facility totaling approximately $620,000 will be immediately deposited into a cash collateral account specifically pledged to the Bank Group as additional collateral for the Obligations.

DOCUMENTATION
-------------

     The following shall be provided to the Bank Group by the date indicated each in form and content reasonably acceptable to the Bank Group:

     1. Sensors shall provide a definitive agreement for the disposition of the Sensors' wafer fabrication facility by May 31, 2002.

     2. Copies of the Borrowers' D&O insurance policies shall be delivered by April 19, 2002.

     3. MSI shall execute and deliver any and all necessary documentation to affect a pledge and assignment of all IRS refunds due or to become due to MSI.

Joseph R. Mallon, Jr.
April 17, 2002
Page 3

     4. Borrower shall provide written confirmation of the relocation of the UK operations by April 30, 2002.

     5. Borrowers and Guarantors shall, from time to time, execute and deliver any and all documents reasonably required by the Bank Group to perfect or further perfect the collateral rights and interests of the Bank Group.

DETAILED SCHEDULES AND INFORMATION
----------------------------------

     The following shall be provided to the Bank Group on or before May 9, 2002:

     1. Detailed operating plan for fiscal year 2003 which will include projected borrowing needs, anticipated non-operating cash receipts and benefits of cost reductions;

     2. Detailed cash flow summary by week through July 2002 which incorporates the cash collateral and Excess Overadvance payments required herein;

     3. Detailed description of all implemented and proposed cost reductions, including financial statements and cash flow impact by month;

     4. Aged summary of all severance and termination expenses since September 30, 2001;

     5. Schedule of inventory by location complete with basis of values and writedown amounts;

     6. Written update on status of all lawsuits and other contingent obligations;

     7. Detailed summary of all vendor and trade relationships with copies of all documents evidencing same;

     8. A copy of the August 2001 audited statements, the most recent interim financial statements and detailed cash flow projections for Terraillon;

     9. Listing of lenders and credit facilities provided to Terraillon along with copies of all documentation relating thereto;

     10. Restated financial statements as determined by Borrowers and its accountants to be required;

     11. Schedule of all research and development projects included within Borrowers' operating plan including a breakdown by month of the costs and cash flow impact; and

     12. Written timetable for the submission of 12/31/01 Quarterly Reports and copies of all correspondence with the SEC.

Joseph R. Mallon, Jr.
April 17, 2002
Page 4

FORBEARANCE
-----------

     The Bank Group agrees to forbear in exercising the rights and remedies currently available to the Bank Group until the earlier of May 16, 2002 or the occurrence of a Terminating Event (the "Forbearance Termination Date"). A Terminating Event shall be either a failure by Borrowers to perform in accordance with the terms of this letter agreement or the occurrence of an Event of Default other than a currently existing Event of Default which has been disclosed to the Bank Group. This letter agreement provides for only a forbearance by the Bank Group and is not, and shall not be deemed to be, a waiver of any defaults or Events of Default which have been heretofore occurred or hereafter occur. The Bank Group expressly reserves all rights and remedies and the Borrowers acknowledge and agree that upon the Forbearance Termination Date, the Bank Group shall be free to exercise such rights and remedies without necessity of notice or demand (any such notice or demand which is required by the Loan Documents is hereby being waived by Borrowers).

NO DEFENSES
-----------

     Borrowers hereby confirm and reconfirm that, as of the date hereof, there are no existing defenses, claims, counterclaims or rights of recoupment or set-off against the Bank Group or any of the Lenders in connection with the negotiation, preparation, execution, performance or any other matters relating to this letter agreement or the Loan Documents. Borrowers further acknowledge and agree that, notwithstanding anything to the contrary set forth in this letter agreement, the Bank Group has no obligation to further amend the Loan Documents, or enter into any other instruments, agreements or documents regarding any of the same with any Borrower and that the Bank Group and its representatives have not made any agreements with, or commitments or representations or warranties to, Borrowers (either in writing or oral) other than as expressly stated in this letter agreement. Borrowers further acknowledge and agree that, except as expressly stated in this letter agreement, upon the end of the forbearance period, the Bank Group has no obligation to forebear from the exercise of its rights and remedies to collect all Obligations.

INCORPORATION
-------------

     This letter agreement shall be deemed incorporated into and made a part of the Loan Documents. Except as expressly set forth in this letter agreement, the terms and conditions set forth in the Loan Documents shall remain in full force and effect. All such instruments, agreements and documents and this letter agreement shall be construed as integrated and complementary of each other, and as augmenting and not restricting the Bank Group's rights, remedies, benefits and security. If, after applying the foregoing, an inconsistency still exists, the provisions of this letter agreement shall constitute an amendment to the Loan Documents and shall control.

Joseph R. Mallon, Jr.
April 17, 2002
Page 5

     If the foregoing terms and conditions are acceptable to the Borrowers, a duly authorized representative of each Borrower and each of the other Obligors should execute this letter agreement in the space indicated below and return same to the undersigned.
                              Very truly yours,

                              FIRST UNION NATIONAL
                                BANK, as Agent


                         By:  /s/ Elizabeth B. Styer
                              -----------------------------------------
                              Elizabeth B. Styer, Senior Vice President

cc:  Abby Parsonnet (VIA FAX - 212-622-4834)
     Richard Napierkowski (VIA FAX - 609-987-3181)
     Donald M. Harrison, Esquire (VIA FAX - 215-568-6603)
     Paul R. DeFilippo, Esquire (VIA FAX - 973-639-6325)


Accepted and agreed this
25 day of April, 2002,
intending to be legally bound
hereby

MEASUREMENT SPECIALTIES, INC.


By:  /s/ Joseph R. Mallon, Jr.
     ------------------------------
     Name:
     Title: CEO

MEASUREMENT SPECIALTIES UK LIMITED



By:  /s/ Joseph R. Mallon, Jr.
     ------------------------------
     Name:
     Title: Director

Joseph R. Mallon, Jr.
April 17, 2002
Page 6

The undersigned hereby consent to the terms of the above letter agreement:

IC SENSORS, INC.



By:  /s/ Joseph R. Mallon, Jr.
     ------------------------------
     Name:
     Title: Director


MEASUREMENT LIMITED



By:  /s/ Joseph R. Mallon, Jr.
     ------------------------------
     Name:
     Title: Director


JINGLIANG ELECTRONICS
  (SHENZHEN) CO. LTD.



By:  /s/ Joseph R. Mallon, Jr.
     ------------------------------
     Name:
     Title: Director


TERRAILLON HOLDINGS LIMITED



By:  /s/ Joseph R. Mallon, Jr.
     ------------------------------
     Name:
     Title: Director

                                  May 17, 2002





FEDERAL EXPRESS
---------------
Joseph R. Mallon, Jr.
Chairman and Chief Executive Officer
Measurement Specialties, Inc.
80 Little Falls Road
Fairfield, NJ 07004

     Re: FIRST UNION NATIONAL BANK, FLEET NATIONAL BANK AND JP MORGAN CHASE BANK TO MEASUREMENT SPECIALTIES, INC. AND MEASUREMENT SPECIALTIES UK LIMITED
          ------------------------------------------------------------

Dear Joe:

     By letter agreement dated April 17, 2002, we agreed on the terms upon which the Bank Group would provide a short term forbearance in the exercise of the rights and remedies available to the Bank Group as a result of existing defaults under the Loan Agreement. At the request of the Borrowers, the Bank Group agrees to extend the Forbearance Termination Date (as defined in the letter agreement) to May 23, 2002 subject to the Borrowers providing to the Bank Group, by no later than the close of business on Wednesday, May 22, 2002, the following:

     1. An executed engagement letter retaining an investment banker acceptable to the Bank Group which investment banker will be retained to immediately assist the Borrowers in the evaluation and potential sale of assets, activities to raise additional equity and providing assistance in obtaining refinancing for the Bank Group debt;

     2. An executed engagement letter with Corporate Revitalization Partners, LLC pursuant to which Frank Guidone will be retained as CRO for the Borrowers with such authority, and on such terms and conditions, acceptable to the Bank Group;

     3. Delivery to the Bank Group of a list of prospective purchasers for those of Borrowers' businesses that the Borrowers may consider selling in the near term;

     4. Copies of signed and filed tax returns for the Borrowers' last tax year;

     5. Documentation to evidence the extension of Borrowers' D&O insurance which is presently scheduled to expire on May 21, 2002; and

     6. Such additional information as the Borrowers are able to compile relating to the status of shipments from and payments due to the Far East vendor discussed at our meeting on May 15, 2002.


EFFECTIVE APRIL 1, 2002, FIRST UNION NATIONAL BANK BECAME KNOWN AS WACHOVIA BANK NATIONAL ASSOCIATION.

Joseph R. Mallon, Jr.
May 17, 2002
Page 2


     As additional consideration for the extension of the Forbearance Termination Date, the Bank Group will require a further $150,000.00 reduction of the existing Overadvance in connection with the Revolving Advances. Such amount will be debited from the Borrowers' accounts at First Union on Monday, May 20, 2002.

     Except as expressly amended hereby, the April 17, 2002 letter agreement shall remain in full force and effect.

     Assuming the foregoing items are received in a timely manner, and are consistent with the Bank Group's expectations, as detailed at our meeting, the Bank Group will convene on Thursday, May 23, 2002 to consider a further extension of the Forbearance Termination Date. It is our understanding that the Borrowers are requesting an extension to June 13, 2002 to allow Mr. Guidone an opportunity to develop a business plan for presentation to the Bank Group.

     If the foregoing terms are acceptable to the Borrowers, a duly authorized representative of each of the Borrowers and each of the other Obligors should execute this letter agreement in the space indicated below and return same to the undersigned.

                                   Very truly yours,

                                   FIRST UNION NATIONAL BANK, as
                                   Agent

                              By:  /s/ Elizabeth B. Styer
                                   -----------------------------------------
                                   Elizabeth B. Styer, Senior Vice President

cc:  Abby Parsonnet (VIA FAX - 212-622-4834)
     Richard Napierkowski (VIA FAX - 609-987-3181)
     Donald M. Harrison, Esquire (VIA FAX - 215-568-6603)
     Paul R. DeFilippo, Esquire (VIA FAX - 973-639-6325)

Accepted and agreed this
21 day of May, 2002,
intending to be legally bound
hereby:

MEASUREMENT SPECIALTIES, INC.


By:  /s/  Joseph R. Mallon, Jr.
     ------------------------------
     Name:
     Title: CEO

Joseph R. Mallon, Jr.
May 17, 2002
Page 3


MEASUREMENT SPECIALTIES UK LIMITED


By:  /s/  Joseph R. Mallon, Jr.
     ------------------------------
     Name:
     Title: Director

The undersigned hereby consent to the terms of the above letter agreement:

IC SENSORS, INC.



By:  /s/  Joseph R. Mallon, Jr.
     ------------------------------
     Name:
     Title: Director


MEASUREMENT LIMITED



By:  /s/  Joseph R. Mallon, Jr.
     ------------------------------
     Name:
     Title: Director


JINGLIANG ELECTRONICS
  (SHENZHEN) CO. LTD.



By:  /s/  Joseph R. Mallon, Jr.
     ------------------------------
     Name:
     Title: Director

TERRAILLON HOLDINGS LIMITED



By:  /s/  Joseph R. Mallon, Jr.
     ------------------------------
     Name:
     Title: Director

                                  May 31, 2002




VIA FAX - 973-808-1787
----------------------
Joseph R. Mallon, Jr.
Chairman and Chief Executive Officer
Measurement Specialties, Inc.
80 Little Falls Road
Fairfield, NJ 07004

     Re: FIRST UNION NATIONAL BANK, FLEET NATIONAL BANK AND JP MORGAN CHASE BANK TO MEASUREMENT SPECIALTIES, INC. AND MEASUREMENT SPECIALTIES UK LIMITED
          --------------------------------------------------------------

Dear Joe:

     By letter agreement dated April 17, 2002, as amended by letter agreement dated May 17, 2002, we agreed on the terms upon which the Bank Group would provide a short term forbearance in the exercise of the rights and remedies available to the Bank Group as a result of existing defaults under the Loan Agreement. At the request of the Borrowers, the Bank Group agrees to extend the Forbearance Termination Date (as defined in the letter agreement) to June 21, 2002 subject to the following terms and conditions::

     1. On or before June 3, 2002, Borrowers shall pay the $1.0 million principal payment due on the Term Loan. The Bank Group will allow Borrowers to use the approximately $970,000.00 in cash collateral held by the Bank Group on account of this payment obligation;

     2. Borrowers shall cause to be delivered to the Bank Group weekly a report from the investment banker retained to assist in possible asset sales to update the status of efforts to sell assets;

     3. Borrowers agree that no funding will be provided by MSI to support operations in the United Kingdom;

     4. Borrowers pay all accrued and unpaid interest on the Notes on or before June 3, 2002;.

     5. Borrowers shall provide to the Bank Group copies of all SEC filings within one (1) business day after filing same and copies of all correspondence from the SEC within one (1) day of receipt of same. Borrowers shall further advise the Bank Group promptly of any material developments in connection with the restatement of earnings, SEC filing and stock listing issues;


EFFECTIVE APRIL 1, 2002, FIRST UNION NATIONAL BANK BECAME KNOWN AS WACHOVIA BANK, NATIONAL ASSOCIATION.

Joseph R. Mallon, Jr.
May 31, 2002
Page 2

     6. Borrowers will provide the Bank Group with the most current financial information on Terraillon on or before June 3, 2002;

     7. Borrowers shall deliver to the Bank Group on or before June 21, 2002, an agreement of sale relating to the sale of the Sensor wafer facility.

     8. On or before June 14, 2002, Borrowers shall provide to the Bank Group the revised business plan developed by Corporate Revitalization Partners, LLC;

     As additional consideration for the extension of the Forbearance Termination Date, the Bank Group will require (i) $150,000 payment in reduction in the Overadvance for the week of May 27, 2002 and thereafter $100,000.00 weekly reductions in the Overadvance to be debited from Borrower's accounts on Monday of each week; and (ii) beginning June 1, 2002, all interest due on the Notes shall be paid monthly in arrears.

     Except as expressly amended hereby, the April 17, 2002 letter agreement shall remain in full force and effect.

     Assuming the foregoing items are received in a timely manner, and are consistent with the Bank Group's expectations, the Bank Group and Borrowers will convene a meeting on June 17, 2002 at 10:00 a.m. at the Philadelphia office of Klehr, Harrison, Harvey, Branzburg & Ellers, to consider a further extension of the Forbearance Termination Date. The Bank Group is under no obligation to provide any such further extension of the Forbearance Termination Date.

     If the foregoing terms are acceptable to the Borrowers, a duly authorized representative of each of the Borrowers and each of the other Obligors should execute this letter agreement in the space indicated below and return same to the undersigned by no later than noon on Monday, June 3, 2002.

                                   Very truly yours,

                                   FIRST UNION NATIONAL BANK, as
                                   Agent

                              By:  /s/ Elizabeth B. Styer
                                   -----------------------------------------
                                   Elizabeth B. Styer, Senior Vice President


cc:  Abby Parsonnet (VIA FAX - 212-622-4834)
     Richard Napierkowski (VIA FAX - 609-987-3181)
     Donald M. Harrison, Esquire (VIA FAX - 215-568-6603)
     Paul R. DeFilippo, Esquire (VIA FAX - 973-639-6325)

Joseph R. Mallon, Jr.
May 31, 2002
Page 3


Accepted and agreed this
3 day of June, 2002,
intending to be legally bound
hereby:

MEASUREMENT SPECIALTIES, INC.


By:  /s/  Joseph R. Mallon, Jr.
     ------------------------------
     Name:
     Title: CEO


MEASUREMENT SPECIALTIES UK LIMITED


By:  /s/  Joseph R. Mallon, Jr.
     ------------------------------
     Name:
     Title: Director


The undersigned hereby consent to the terms of the above letter agreement:

IC SENSORS, INC.



By:  /s/  Joseph R. Mallon, Jr.
     ------------------------------
     Name:
     Title: Director



MEASUREMENT LIMITED



By:  /s/  Joseph R. Mallon, Jr.
     ------------------------------
     Name:
     Title: Director

Joseph R. Mallon, Jr.
May 31, 2002
Page 4


JINGLIANG ELECTRONICS
  (SHENZHEN) CO. LTD.



By:  /s/  Joseph R. Mallon, Jr.
     ------------------------------
     Name:
     Title: Director

TERRAILLON HOLDINGS LIMITED



By:  /s/  Joseph R. Mallon, Jr.
     ------------------------------
     Name:
     Title: Director